FAT BRANDS SUMMARY | REG A+ IPO

COMPANY HIGHLIGHTS

Brands:	4[1]
Concepts:	6[1]
Units:	~300[3]
System-wide Sales:	$300mm+[2]
Geographic Dist.:	32 Countries[3]
LTM EBITDA MARGIN:	58.4%[4]



FAT BRANDS

FAT BRANDS OVERVIEW

FAT Brands Inc. (FAT or the Company) is seeking to raise up to $24 million under Regulation A+ under the JOBS Act and then, in succession and subject to NASDAQ requirements, be listed on the NASDAQ under the ticker "FAT". FAT Brands shares will be listed at a value of approximately $96 million pre-money. The transaction is expected to close in October 2017. Notably, FAT is seeking to become the first dividend-paying issuer to complete a Regulation A+ IPO. The Company has filed its Form 1A Offering Circular publicly with the SEC and expects to be qualified in the near future.

FAT Brands is a leading multi-brand restaurant franchising company that develops, markets, and acquires predominantly fast casual restaurant concepts around the world. As a franchisor, FAT generally does not own or operate restaurant locations, but rather generates revenue by charging franchisees an initial franchise fee and ongoing royalties. This asset light franchisor model provides the opportunity for strong profit margins and attractive free cash flow while minimizing restaurant operating company risk, such as long-term real estate commitments and capital investments. FAT's scalable management platform enables the company to capitalize on economies of scale by adding new stores and restaurant concepts to the portfolio with minimal incremental corporate overhead cost, while taking advantage of significant corporate overhead synergies. The expansion of existing brands, acquisition of additional brands and development of new restaurant concepts are key elements of the Company's growth strategy.

FAT currently operates the Fatburger, Buffalo's Cafe and Buffalo's Express restaurant concepts, with 176 total locations across 7 states and 4 continents as of June 25, 2017. While the Company's existing footprint of open and operational franchised restaurants as of June 25, 2017 covers 18 countries, FAT's overall footprint (including development agreements for proposed stores in new markets and countries where the brands had a previous presence that they intend to resell to new franchisees) covers 32 countries. With the acquisition of Ponderosa & Bonanza Steakhouse's, FAT Brands will have a franchise base of 149 franchisees, of which 47 operate multiple locations, operating over 300 restaurants[3], with system-wide store level sales in excess of $300 million[2]. Since converting to a franchisor model in 2011, FAT has converted most company operated units, improved store-level operations and maintained positive same-store sales growth in their traditional domestic market over each of the last five years.

INVESTMENT HIGHLIGHTS

MULTI-BRAND RESTAURANT FRANCHISING COMPANY

- Develops, markets and acquires predominantly fast casual concepts around the world

STRONG ACQUISITION PIPELINE OF FUTURE BRANDS

- FAT looks for brands that meet their "Fresh, Authentic, Tasty." vision.

FRANCHISOR MODEL

- The Company doesn't generally own or operate restaurant locations, eliminating operating risk such as labor costs, long term real estate commitments and capital requirements

SCALABLE MANAGEMENT PLATFORM

- Offer complementary brands to their franchisees
- Maintain low corporate overhead allocated across portfolio
- Achieve economies of scale

INCOME FROM ROYALTIES & FRANCHISE FEES

- Asset light business model drives free cash flow conversion and consistent profitability

ANNUAL DIVIDEND[4]

- FAT intends to pay a 4% annual dividend, paid quarterly

~300 UNITS AT THE COMPLETION OF OFFERING

- At the completion of the IPO, FAT will have more than 300 restaurants open or under construction in more than 20 countries, generating more than $300m in sales with a pipeline of over 300 restaurants to be built.

INDEPENDENT BOARD OF DIRECTORS

- Including Ed Rensi, former President and CEO of McDonalds USA

STABLE GROWTH SINCE 2012

- EBITDA grew at a CAGR of 12.4% from 2013 to 2016
- EBITDA Margin expanded 42.2% in 2013 to 58.4% in 2016

SEASONED MANAGEMENT TEAM

- Over 200 years of combined restaurant experience in the restaurant industry

5YR POSITIVE ANNUAL SAME STORE SALES GROWTH

- In traditional domestic market, which represented 69% of revenue in 2016

ACQUISITION SYNERGIES

- FAT is targeting additional brands at 6.0x-8.0x cash flow; after immediate synergies, net acquisition multiple in 4.0x-5.0x range.

(1) Fatburger, Buffalo's Cafe, Ponderosa Steakhouse, Bonanza Steakhouse and Buffalo's Express, Bonanza Steak & BBQ
(2) System-wide sales will exceed $300 million upon acquiring Ponderosa & Bonanza Steakhouse at the closing of the offering
(3) Total unit count will be ~300 locations upon closing of the offering, with operations or development in 32 countries (297 locations open and operating as of 06/25/17)
(4) For the last twelve months ended 06/25/17
(5) FAT intends to pay a 4% annual dividend, paid quarterly (amount may be raised or lowered in the future without advance notice)



http://www.banq.co/listings/fat

FAT BRANDS SUMMARY | REG A+ IPO

TriPoint Global Equities, LLC
1450 Broadway, 26th Floor, New York, NY 10018
Office: +1 (917) 512-0820
sales@tpglobal.com
http://www.banq.co/listings/fat

LEGAL DISCLAIMER. This presentation may include "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about FAT Brands Inc.'s business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." Although FAT Brands Inc. believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the offering statement filed with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and FAT Brands Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The offering will be made only by means of an offering circular. An offering statement on Form 1-A relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind. FAT Brands Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards. For additional information on FAT Brands Inc., the offering and any other related topics, please review the Form 1-A offering circular that can be found at the following location (https://www.sec.gov/Archives/edgar/data/1705012/000149315217010253/partiiandiii.htm). Additional information concerning Risk Factors related to the offering, including those related to the business, government regulations, intellectual property and the offering in general, can be found at the following location (www.banq.co/listings/fat#documentation and select the Risk Factors Tab).



FAT
BRANDS
FRESH. AUTHENTIC. TASTY.



FAT BRANDS

FRESH. AUTHENTIC. TASTY.

INVESTOR PRESENTATION

REGULATION A+ INITIAL PUBLIC OFFERING

OCTOBER 2017



LEGAL DISCLAIMER

This presentation may include "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about FAT Brands Inc.'s business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." Although FAT Brands Inc. believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the offering statement filed with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and FAT Brands Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

The offering will be made only by means of an offering circular. An offering statement on Form 1-A relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind.

FAT Brands Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on FAT Brands Inc., the offering and any other related topics, please review the Form 1-A offering circular that can be found at the following location (https://www.sec.gov/Archives/edgar/data/1705012/000149315217010253/partiiandiii.htm). Additional information concerning Risk Factors related to the offering, including those related to the business, government regulations, intellectual property and the offering in general, can be found at the following location (www.banq.co/listings/fat#documentation and select the Risk Factors Tab).

REGULATION A+ IPO ON THE HORIZON

Regulation A+ offering expected October 2017

- Offering 2,000,000 shares at $12.00 per share
- $96 million pre-money valuation
- Intends to pay quarterly dividend of 4% of offering price ($0.48/sh) annually[1]
- Plans to be listed on NASDAQ[2,3]. As of 9/7/17, FAT Brands has been approved to apply to list its securities on NASDAQ and said application is in process
- Form 1A Offering Circular has been filed publicly but yet to be Qualified

NASDAQ®



Nasdaq
FAT
BRANDS
FRESH. AUTHENTIC. TASTY.
Nasdaq

(1) Amount of dividend may be raised or lowered in the future without advance notice
(2) Successful listing on the NASDAQ exchange is subject to meeting specific requirements and completing the offering.
(3) FAT Brands Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

WHY FAT BRANDS?

- Diverse Global Franchisee Network
- Strong Brands with Loyal Following
- Asset Light & Scalable Business Model
- Proven Management Team
- History of Profitability & SSS Growth
- Ability to Cross-Sell Concepts

Buffalo's WORLD FAMOUS WINGS

FATBURGER Since 1952

PONDEROSA STEAKHOUSE

BONANZA STEAKHOUSE

COMPANY HISTORY

1947
Fatburger founded by Lovie Yancey and the original Fatburger stand is opened on Western Avenue in Downtown Los Angeles

2003
Fatburger purchased by Fog Cutter Capital Group

2007-2008
2007: Fatburger opens in China

2008: Fatburger opens in Dubai

2011
Fatburger completes refranchising of most corporate stores

Buffalo's Cafe acquired

Company returns to profitability

2017
Definitive agreement signed to acquire Ponderosa Steakhouse & Bonanza Steakhouse

1947 / 2000 — 2003 — 2006 — 2009 — 2011 — 2013 — 2015 — 2017

2000
Fatburger purchased by Magic Johnson & group of celebrity investors

2006
Management restructured & international growth begins

Fatburger opens in Canada

2009
Fatburger begins conversion to a pure franchise model (discontinues development of new corporate stores)

2012 - 2015
2012: 1st co-branded Fatburger & Buffalo's location opens in LA

2015: 50th co-branded location opens

2017
Franchise system grows to include 176 restaurants with 300+ additional locations under contract

Re-organized into FAT Brands Inc.

Form 1A filed to go public

RESTAURANT CONCEPTS

	Fatburger	Buffalo's	Ponderosa Steakhouse / Bonanza Steakhouse [1]
Type	Fast Casual	Casual Dining / Fast Casual	Casual
Menu	Premium Burgers	American, Chicken Wings	Family Steakhouse
Target Unit Size	1,500 – 2,300 sq. ft.	3,000 – 4,000 sq. ft. (Cafe) 1,000 – 1,500 sq. ft. (Express)	5,000 – 6,000 sq. ft.
Company-Owned Units	0	1	1
Franchise Units (6/25/2017)	89 standalone / 68 co-branded	19 Cafe's / 68 co-branded	120
Total Units (6/25/2017)	157 [2]	87 [3]	121
Avg Unit Volume (2016)	$750,000 standalone / $888,000 co-branded	$1,500,000 Cafe's / $138,000 co-branded	$1,300,000
Avg Check (6/25/2017)	$12.00 standalone / $13.95 co-branded	$21.95 Cafe's / $13.95 co-branded	$11.49
Geographies	U.S. / Asia / Africa / Europe / Middle East Canada	U.S. / Middle East / Canada	U.S. / Asia / Canada / Puerto Rico / Middle East

(1) Ponderosa & Bonanza Steakhouses to be acquired with proceeds from the Reg A+ Offering
(2) Includes locations co-branded with Buffalo's Express.
(3) Includes Buffalo's Café and Buffalo's Express co-branded locations.

CORPORATE ORGANIZATIONAL STRUCTURE



Fog Cutter Capital Group Inc. (DE Corp)
Investors in this Offering
$96 million valuation
2,000,000 shares
$12.00 per share
80% Common Stock
20% Common Stock
FAT Brands Inc. (DE Corp)
Fatburger North America (DE Corp)
Buffalo's Franchise Concepts (DE Corp)
Ponderosa Franchising Company (DE LLC)
Bonanza Restaurant Company (DE LLC)

FATBURGER: THE ORIGINAL BETTER BURGER

Founded in 1947 in Los Angeles, CA, Fatburger has become a global leader in the better burger category

- Acquired by Fog Cutter Capital Group (FCCG) in 2003, has grown from 40 locations to 157 locations across 5 states & 18 countries as of 6/25/2017
- For 70+ years has maintained reputation of providing fresh, authentic, tasty meals supported by steadfast commitment to preparing fresh, made-to-order, high-quality food the same way Fatburger's founder Lovie Yancey did in 1947
- Offerings are well-priced, falling between QSR and casual dining experiences

System-wide sales of approximately $105.7 million in 2016

- Same-store sales (SSS)[1,2] in core U.S. market increased 1.5% in 2016
- SSS[1,2] in core U.S. market increased 8.2% and system-wide SSS[1,2] increased 0.6% for the 30 weeks ended July 23, 2017
- 8.2%+ new store growth in 2016



(1) Inclusive of co-branded Fatburger / Buffalo's Express locations.
(2) Adjusted to exclude two restaurants that were subject to extraordinary adverse operating conditions related to construction blocking direct access or visibility to the restaurant in Las Vegas and political sanctions affecting the supply chain and the related local economy in Qatar.

FATBURGER: A PROVEN BRAND

Iconic

Strong Celebrity Following from LA Roots

Loyal Fan Base

1,000,000+ Social Media Followers[1]


HOLLYWOOD
www.fatbu er.c

(1) Figures include all corporate and franchise accounts.

BUFFALO'S CAFE

Founded in 1985 in Roswell, GA, Buffalo's Cafe is a casual dining concept, known for its chicken wings and distinctive sauces, that was acquired by FCCG in 2011

- As of 6/25/17, 19 Buffalo's Cafe's located across 2 states and 3 countries
- Buffalo's Cafe menu offers fresh-never-frozen chicken wings, 13 homemade sauces and classic American dinner platters including burgers, sandwiches, wraps, salads, ribs, sides and desserts

System-wide sales of approximately $36.2 million in 2016

- SSS[1] increased 2.4% in 2016 and 0.1% for the 30 weeks ended July 23, 2017
- 10.0%+ new store growth in 2016



(1) Adjusted to exclude four restaurants that were subject to extraordinary adverse operating conditions related to construction blocking direct access or visibility to the restaurant in Hamilton Mill, GA, changes in the alcohol laws in Canyon, TX, political sanctions affecting the supply chain and the related local economy in Saudi Arabia and Qatar.

BUFFALO'S EXPRESS

Buffalo's Express (developed by FCCG) is a fast-casual, smaller footprint variant of Buffalo's Cafe that is co-branded with Fatburger locations

- As of 6/25/2017, 68 co-branded Buffalo's Express located across 5 states and 18 countries
- Buffalo's Express menu emphasizes fresh-never-frozen chicken wings, sauces and salads
- Cross-sell into existing Fatburger franchisees
- Co-branded locations have average AUV increase of ~15-30% (as compared to stand-alone Fatburgers)
- SSS[1,2] in core U.S. market and system-wide SSS[1,2] increased 8.2% and 0.6% respectively for the 30 weeks ended July 23, 2017

Success of co-branded Fatburger & Buffalo's Express locations demonstrates <u>scalability</u> of FAT model!



ATBURGER

(1) Inclusive of co-branded Fatburger / Buffalo's Express locations.
(2) Adjusted to exclude two restaurants that were subject to extraordinary adverse operating conditions related to construction blocking direct access or visibility to the restaurant in Las Vegas and political sanctions affecting the supply chain and the related local economy in Qatar.

PONDEROSA & BONANZA STEAKHOUSES ACQUISITION

Ponderosa Steakhouse & Bonanza Steakhouse, established in 1965 and 1963 respectively, are leading fast-casual, steak, buffet brands

- As of 6/25/2017, 121 Ponderosa & Bonanza restaurants operating in 19 states in the U.S., as well as in Canada, Puerto Rico, the U.A.E., Egypt, Qatar and Taiwan (including one company owned restaurant).
- The Ponderosa Steakhouse & Bonanza Steakhouse brands are to be acquired by FAT Brands as part of the proposed Reg A+ IPO
- Plan is to scale Ponderosa and Bonanza brands internationally via smaller footprint, fast casual model (similar to the co-branded Buffalo's Express)

In Q1 and Q2 2017, domestic[1] SSS for Ponderosa increased 0.5% and 1.7%, respectively, while Bonanza's increased 4.9% and 4.5%

- In 2016 Ponderosa had system-wide gross sales of ~$152 million, AUV of $1.4 million and an average check of $11.44 across its 103 locations
- In 2016 Bonanza had system-wide gross sales of ~$29.5 million, AUV of $1.4 million and an average check of $11.76 across its 21 locations



(1) Domestic locations account for 84% of total Ponderosa & Bonanza Steakhouse's globally.

SYSTEM WIDE & SAME STORE SALES BY CONCEPT

2016 System-Wide Sales = $323 million



PONDEROSA
STEAKHOUSE
FATBURGER
Since 1952
47%
($152mm)
34%
($106mm)
12%
($36mm)
9%
($30mm)
Buffalo's
BONANZA
STEAKHOUSE

Fatburger Same-Store Sales Growth[1,2]



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
6.3%
3.9%
3.4%
1.3%
1.5%
0.6%
0.7%
0.7%
1.6%
-0.4%
6.0%
-2.5%
8.2%
-2.3%
FY '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Fatburger SSS
Industry Average SSS

(1) Fatburger SSS represents SSS in core U.S. markets adjusted to exclude two restaurants that were subject to extraordinary adverse operating conditions related to construction blocking direct access or visibility to the restaurant in Las Vegas and political sanctions affecting the supply chain and the related local economy in Qatar.

(2) Source: Publicly available SEC filings. Defined as the average SSS for Shake Shack, Habit Burger, Pollo Tropical, Wingstop, Taco Cabana, Noodles & Co, El Pollo Loco, Potbelly and Zoe's Kitchen.

ASSET-LIGHT BUSINESS MODEL

FAT Brands maintains an asset-light business model, which allows for growth with minimal capital expenditures through franchising

- FAT Brands generates revenues from (i) franchise fees and (ii) ongoing royalties
- Multi-brand franchisor model enables us to efficiently scale the number of restaurant locations with limited incremental corporate overhead and minimal exposure to store-level risks
- Multi-brand approach allows us to efficiently provide a host of support services (i.e. marketing, operations, supply chain, training, etc.) to franchisees
- Business model drives strong profit margins and attractive free cash flows; EBITDA margin expanded from 42% in 2013[1] to 59% in 2016[1]


FAT BRANDS
Existing Locations / Under Development
Active Franchise Leads
Available Market

(1) Includes Ponderosa & Bonanza Steakhouses, Fatburger, Buffalo's Cafe and co-branded Fatburger / Buffalo's Express.

FRANCHISE FEE STRUCTURE

	FATBURGER	Buffalo's	PONDEROSA STEAKHOUSE / BONANZA STEAKHOUSE
Franchised Units (as of 6/25/17)	157	87	120
Company-Owned Units	None	1	1
Franchise Fee[1]	$50,000	$50,000	$40,000
Royalty Fee	6% of net sales	3% to 6% of net sales	0.75% to 4% of net sales
Advertising Fee	**Fatburger** • 1% of net sales in Los Angeles to the LADMA (Los Angeles Designated Market Area) advertising fund • 0.2 – 0.95% of net sales to the global advertising fund • 1 - 3.05% of net sales on local store marketing and advertising	**Buffalo's Cafe** • 2% of net sales on local store marketing • 2% of net sales to the Buffalo's Cafe advertising fund **Buffalo's Express** • 0.2% of net sales to the global marketing and advertising fund • 1 - 3.05% of net sales on local store marketing	**Ponderosa & Bonanza** • 0.5% of net sales into national advertising fund (for domestic steakhouses only) • 3.5% of net sales on local store marketing

(1) Represents Domestic Franchise Fee. International Franchise Fees vary by region, market size and development obligation, amongst other factors.

ILLUSTRATIVE FRANCHISEE UNIT ECONOMICS

	Fatburger	Fatburger / Buffalo's	Buffalo's
Structural Buildout & Leases	$100,000 (Conversion) | $350,000 (New)	$400,000	$900,000
Franchise Fee[1]	$50,000	$50,000	$50,000
Total Initial Investment	$150,000 (Conversion) | $400,000 (New)	$450,000	$950,000
Less: Landlord TI Allowance	$20,000 Conversion | $50,000 (New)	$50,000	$150,000
Net Investment	$130,000 (Conversion) | $350,000 (New)	$400,000	800,000
Year 1 Sales	$900,000 (Conversion) | $900,000 (New)	$1,125,000	$1,500,000
Store Level EBITDA	$135,000 (Conversion) | $135,000 (New)	$180,000	$225,000
Cash on Cash Return[2]	104% (Conversion) | 39% (New)	45%	28%

(1) Represents Domestic Franchise Fee. International Franchise Fees vary by region, market size and development obligation, amongst other factors.
(2) Figures are based off of historical cash on cash investments for select operating Fatburger, Buffalo's Cafe and co-branded Fatburger / Buffalo's Express locations. Cash on Cash Returns may vary based off of initial cash investment, restaurant locations, development models constructed and operating costs (e.g. labor costs, rent costs and food costs pertaining to the markets in which the restaurants operate in), among others.

DIVERSE FRANCHISEE NETWORK

Since converting to a franchise model in 2011, FAT Brands has developed a global network of dedicated franchisees

- Domestic franchise rights granted on specific geographic areas
- International franchise rights granted on country-by-country basis
- Growth opportunity exists to cross-sell new concepts such as Ponderosa & Bonanza to existing franchisees in similar manner that Buffalo's Express was cross-sold to Fatburger franchisees

4 continents

20+ states

20+ countries

47 multi-unit franchisees

149 total franchisees

~300 restaurants open

300+ development commitments

$300MM+ in system-wide sales

Franchisees are entrepreneurs and small business owners whose incentives are properly aligned with FAT Brands

SCALABLE PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust, comprehensive, management platform and systems platform that supports the expansion of its existing brands while enabling the accretive and efficient acquisition and integration of additional restaurant concepts

- FAT Brands dedicates considerable resources and industry knowledge to promote the success of its franchisees offering multiple support services such as:
  - Public relations
  - Site selection analysis
  - Restaurant design
  - Marketing & advertising
  - Staff training
  - Digital & media strategy
  - Supply chain assistance
  - Financial planning
  - Operational oversight & support

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

STRONG PIPELINE OF COMMITTED UNITS

Worldwide Store Count[1]



1,200
1,000
800
600
400
200
0
316[3]
297[2]
134
189
373
1,000+
FAT BRANDS
SHAKE SHACK
the Habit BURGER GRILL
smashburger
FIVE GUYS BURGERS and FRIES
Total Units Open
Total Committed Units

(1) Source: Publicly available SEC filings and company website's. FAT as of 6/25/17. Shake Shack as of 6/28/17. Habit as of 6/27/17. Smashburger as of 9/9/17. Five Guys as of 2016.
(2) Includes Ponderosa & Bonanza Steakhouses, Fatburger's, Buffalo's Cafe's and co-branded Fatburger's / Buffalo's Express's.
(3) Includes Fatburger's, Buffalo's Cafe's and co-branded Fatburger's / Buffalo's Express's.

GROWTH OPPORTUNITIES

Domestic Growth Opportunities driven by pipeline of existing franchisee commitments, strong brand identities, sustained domestic SSS performance and considerable new domestic market availability

International Growth Opportunities driven by pipeline of franchisee commitments for specific cities/countries, strong brand identities, exponential demand for Western food concepts abroad and emerging market growth potential

Market	Number of Franchisees[1]	Total Operating Units[1]	Total Committed Units[2]	Total Remaining Units[2]
North America	116	239	140	126
International	33	58	176	147
Global Total	149	297	316	273

(1) As of 6/25/17. Includes Ponderosa & Bonanza Steakhouses, Fatburger, Buffalo's Cafe and co-branded Fatburger / Buffalo's Express.
(2) As of 6/25/17. Includes only Fatburger, Buffalo's Cafe and co-branded Fatburger / Buffalo's Express.

FUTURE ACQUISITIONS

In evaluating future acquisitions, FAT Brands seeks concepts with the following characteristics:

- Asset-light, established and widely recognized franchisors
- Steady cash flows
- Track records of long-term, sustainable operating performance
- Strong relationships with franchisees
- Geographic diversification and expansion opportunity
- Popular global cuisines (e.g. ice cream, coffee, pizza, steak, chicken, etc.)

Further develop portfolio and franchisee network for future growth by co-branding and cross-selling concepts

INTEGRATION STRATEGY

Acquire concepts at a target purchase price multiple of 6.0x-8.0x 12-month leading cash flow

- Leverage scalable management platform by reducing corporate overhead
- Increase concepts top line sales by providing support through management systems platform and access to existing global franchisee network

Unique ability to acquire complementary brands at a discount to market by reducing fixed cost base post-acquisition

NATIVE MOBILE APPLICATION

FAT Brands has developed native mobile applications[1], allowing customers to:

- Find locations
- Order ahead
- Pay with their mobile devices
- Join brand email clubs & earn rewards


Food
FATBURGER
FATBURGER
Your order is prepared.

(1) FAT Brands intends to launch these programs in Q4 2017 and Q1 2018.

3RD PARTY DELIVERY

FAT Brands has partnered with industry leading 3rd party delivery service providers reaching new customers who opt for off-premise consumption, resulting in significant additional revenues to its franchisees


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EXPERIENCED MANAGEMENT TEAM

Executive Management Team

Andrew Wiederhorn | President & CEO
Founder of Fog Cutter Capital, Wilshire Financial Services Group

Donald Berchtold | President & COO Fatburger Brand
Fog Cutter Capital, Wilshire Financial Services Group

Gregg Nettleton | President & COO Buffalo's Brand
GBS Enterprises, TransX Systems, Black Angus Steakhouses, IHOP

Ron Roe | Chief Financial Officer
Fog Cutter Capital, Piper Jaffray

Thayer Wiederhorn | Chief Marketing Officer
10+ years w/ Fog Cutter Capital, Fatburger & Buffalo's Cafe / Express

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital, Fatburger & Buffalo's Cafe / Express

Board of Directors

Edward Rensi | Nominee for Chairman of Board
President & CEO McDonald's USA, CEO Famous Dave's of America

Marc Holtzman | Director Nominee
CEO Kazkommertsbank, TeleTech, BOD FTI Consulting, EVP Barclays Capital, ABN AMRO, Salomon Brothers

James Neuhauser, CFA | Director
Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial, Bank of New England

Jeffrey Lotman | Director Nominee
CEO Global Icons, COO Keystone Foods

Squire Junger, CPA | Director Nominee
Co-Founder Insight Consulting, Partner Arthur Andersen

Silvia Kessel | Director Nominee
SVP & CFO Metromedia Co, LDDS Communications, Orion Pictures, AboveNet, Board of Governors Major League Soccer

HISTORICAL PROFITABILITY

Total EBITDA & EBITDA Margin[1,2]


$8.5MM
$8.0MM
$7.5MM
$7.0MM
$6.5MM
$6.0MM
$5.5MM
60.0%
55.0%
50.0%
45.0%
40.0%
42.2%
54.6%
58.1%
58.9%
$5.8MM
$7.4MM
$8.0MM
$8.2MM
FY 2013
FY 2014
FY 2015
FY 2016
EBITDA
EBITDA Margin

(1) Includes Ponderosa Steakhouse, Bonanza Steakhouse, Fatburger, Buffalo's Cafe and co-branded Fatburger / Buffalo's Express locations for each period.
(2) Results for FY 2013 – LTM 6/25/17 are un-audited and therefore subject to change.

WHY FAT BRANDS?

Strong brands aligned with FAT Brands vision and driven by loyal following

Experienced and diverse global franchisee network

Scalable management platform built for domestic and global growth

Ability to cross-sell existing franchisees concepts from the FAT Brands portfolio

Capital light business model driving high free cash flow conversion

Track record of profitability and strong store-level economics

Experienced and proven management team with veteran board of directors

CONTACT INFORMATION

TRIPOINT GLOBAL EQUITIES, LLC
MEMBER: FINRA/SIPC

BANQ

Sales@TPGlobal.com
(917) 512-0820

www.banq.co/listings/fat



FAT BRANDS

FRESH. AUTHENTIC. TASTY.

INVESTOR PRESENTATION

REGULATION A+ INITIAL PUBLIC OFFERING

OCTOBER 2017



LEGAL DISCLAIMER

This presentation may include "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about FAT Brands Inc.'s business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." Although FAT Brands Inc. believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the offering statement filed with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and FAT Brands Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

The offering will be made only by means of an offering circular. An offering statement on Form 1-A relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind.

FAT Brands Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on FAT Brands Inc., the offering and any other related topics, please review the Form 1-A offering circular that can be found at the following location (https://www.sec.gov/Archives/edgar/data/1705012/000149315217010253/partiiandiii.htm). Additional information concerning Risk Factors related to the offering, including those related to the business, government regulations, intellectual property and the offering in general, can be found at the following location (www.banq.co/listings/fat#documentation and select the Risk Factors Tab).

REGULATION A+ IPO ON THE HORIZON

Regulation A+ offering expected October 2017

- Offering 2,000,000 shares at $12.00 per share
- $96 million pre-money valuation
- Intends to pay quarterly dividend of 4% of offering price ($0.48/sh) annually[1]
- Plans to be listed on NASDAQ[2,3]. As of 9/7/17, FAT Brands has been approved to apply to list its securities on NASDAQ and said application is in process
- Form 1A Offering Circular has been filed publicly but yet to be Qualified

NASDAQ®


Nasdaq
FAT
BRANDS
FRESH. AUTHENTIC. TASTY.
Nasdaq

(1) Amount of dividend may be raised or lowered in the future without advance notice
(2) Successful listing on the NASDAQ exchange is subject to meeting specific requirements and completing the offering.
(3) FAT Brands Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

CORPORATE ORGANIZATIONAL STRUCTURE


Fog Cutter Capital Group Inc. (DE Corp)
Investors in this Offering
$96 million valuation
2,000,000 shares
$12.00 per share
80% Common Stock
20% Common Stock
FAT Brands Inc. (DE Corp)
Fatburger North America (DE Corp)
Buffalo's Franchise Concepts (DE Corp)
Ponderosa Franchising Company (DE LLC)
Bonanza Restaurant Company (DE LLC)

WHY FAT BRANDS?

Diverse Global Franchisee Network

Strong Brands with Loyal Following

Asset Light & Scalable Business Model

WORLD FAMOUS WINGS

Proven Management Team

History of Profitability & SSS Growth

Ability to Cross-Sell Concepts

COMPANY HISTORY

1947	2003	2007-2008	2011	2017
Fatburger founded by Lovie Yancey and the original Fatburger stand is opened on Western Avenue in Downtown Los Angeles	Fatburger purchased by Fog Cutter Capital Group	2007: Fatburger opens in China 2008: Fatburger opens in Dubai	Fatburger completes refranchising of most corporate stores Buffalo's Cafe acquired Company returns to profitability	Definitive agreement signed to acquire Ponderosa Steakhouse & Bonanza Steakhouse

1947 / 2000 — 2003 — 2006 — 2009 — 2011 — 2013 — 2015 — 2017

2000	2006	2009	2012 - 2015	2017
Fatburger purchased by Magic Johnson & group of celebrity investors	Management restructured & international growth begins Fatburger opens in Canada	Fatburger begins conversion to a pure franchise model (discontinues development of new corporate stores)	2012: 1st co-branded Fatburger & Buffalo's location opens in LA 2015: 50th co-branded location opens	Franchise system grows to include 176 restaurants with 300+ additional locations under contract Re-organized into FAT Brands Inc. Form 1A filed to go public

RESTAURANT CONCEPTS

	FATBURGER	Buffalo's	PONDEROSA STEAKHOUSE / BONANZA STEAKHOUSE [1]
Total Units (3/26/2017)	157 [2]	87 [3]	121
Avg Unit Volume (2016)	$750,000 standalone $888,000 co-branded	$1,500,000 Cafe's $138,000 co-branded	$1,300,000
Avg Check (3/26/2017)	$12.00 standalone $13.95 co-branded	$21.95 Cafe's $13.95 co-branded	$11.49
Geographies	U.S. / Asia / Africa / Europe / Middle East / Canada	U.S. / Middle East / Canada	U.S. / Asia / Canada / Puerto Rico / Middle East

(1) Ponderosa & Bonanza Steakhouses to be acquired with proceeds from the Reg A+ Offering
(2) Includes locations co-branded with Buffalo's Express.
(3) Includes Buffalo's Café and Buffalo's Express co-branded locations.

FATBURGER: THE ORIGINAL BETTER BURGER

Global leader in the better burger category

- Founded 70+ years ago in LA
- Acquired by Fog Cutter Capital Group (FCCG) in 2003
- Increased from 40 locations in 2003 to 157 locations across 5 states & 18 countries
- Offerings are well-priced, falling between QSR and casual dining experiences



FATBURGER: A PROVEN BRAND

Iconic

Strong Celebrity Following from LA Roots

Loyal Fan Base

1,000,000+ Social Media Followers[1]

(1) Figures include all corporate and franchise accounts.


HOLLYWOOD
LAS VEGAS

BUFFALO'S CAFE

Casual dining concept known for its chicken wings and distinctive sauces; acquired by FCCG in 2011

- Founded 32 years ago in Roswell, GA
- 19 Buffalo's Cafe's located across 2 states and 3 countries
- Emphasis on fresh-never-frozen chicken wings and 13 homemade sauces
- American classics: burgers, sandwiches, wraps, salads, ribs, sides and desserts



BUFFALO'S EXPRESS

FCCG developed a fast-casual, chicken wing focused, smaller footprint variant of Buffalo's Cafe

- 68 co-branded Buffalo's Express / Fatburgers located across 5 states and 18 countries
- Cross-sold to existing Fatburger franchisees
- Average AUV increase of ~15-30%


ATBURGER

Success demonstrates scalability of FAT model!

PONDEROSA & BONANZA STEAKHOUSES ACQUISITION

Leading casual dining buffet steakhouse

- To be acquired by FAT Brands as part of the proposed Reg A+ IPO
- Founded 55 years ago
- 121 Ponderosa & Bonanza restaurants (incl. one company owned) operating in 19 states and 8 countries (incl. US)
- Plan to scale Ponderosa and Bonanza brands internationally via smaller footprint, fast casual model (similar to the co-branded Buffalo's Express)



SYSTEM WIDE & SAME STORE SALES BY CONCEPT

2016 System-Wide Sales = $323 million


PONDEROSA
STEAKHOUSE
47%
($152mm)
34%
($106mm)
FATBURGER
12%
($36mm)
9%
($30mm)
BONANZA
STEAKHOUSE
Buffalo's

Fatburger Same-Store Sales Growth[1,2]


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
6.3%
3.9%
3.4%
1.3%
1.5%
0.6%
0.7%
0.7%
1.6%
-0.4%
6.0%
-2.5%
8.2%
-2.3%
FY '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Fatburger SSS
Industry Average SSS

(1) Fatburger SSS represents SSS in core U.S. markets adjusted to exclude two restaurants that were subject to extraordinary adverse operating conditions related to construction blocking direct access or visibility to the restaurant in Las Vegas and political sanctions affecting the supply chain and the related local economy in Qatar.

(2) Source: Publicly available SEC filings. Defined as the average SSS for Shake Shack, Habit Burger, Pollo Tropical, Wingstop, Taco Cabana, Noodles & Co, El Pollo Loco, Potbelly and Zoe's Kitchen.

ASSET-LIGHT BUSINESS MODEL

FAT Brands maintains an asset-light business model, which allows for growth with minimal capital expenditures through franchising

- Revenues from (i) franchise fees & (ii) royalties
- Franchisor model enables scale w/ limited incremental overhead and minimal store-level risk exposure
- Multi-brand approach allows efficient back office support to franchisees
- Business model drives strong profit margins and attractive free cash


FAT BRANDS
Existing Locations / Under Development
Active Franchise Leads
Available Market

EBITDA margin expanded from 42% in 2013[1] to 59% in 2016[1]

(1) Includes Ponderosa & Bonanza Steakhouses, Fatburger, Buffalo's Cafe and co-branded Fatburger / Buffalo's Express.

ILLUSTRATIVE FRANCHISEE UNIT ECONOMICS

	FATBURGER	FATBURGER / Buffalo's	Buffalo's
Franchise Fee[1]	$50,000	$50,000	$50,000
Net Investment	$130,000 (Conversion) $350,000 (New)	$400,000	$800,000
Store Level EBITDA	$135,000 (Conversion) $135,000 (New)	$180,000	$225,000
Cash on Cash Return[2]	104% (Conversion) 39% (New)	45%	28%

(1) Represents Domestic Franchise Fee. International Franchise Fees vary by region, market size and development obligation, amongst other factors.
(2) Figures are based off of historical cash on cash investments for select operating Fatburger, Buffalo's Cafe and co-branded Fatburger / Buffalo's Express locations. Cash on Cash Returns may vary based off of initial cash investment, restaurant locations, development models constructed and operating costs (e.g. labor costs, rent costs and food costs pertaining to the markets in which the restaurants operate in), among others.

DIVERSE FRANCHISEE NETWORK

Franchisees are entrepreneurs and small business owners whose incentives are properly aligned with FAT Brands

4 continents

20+ states

20+ countries

47 multi-unit franchisees

149 total franchisees

~300 restaurants open

300+ development commitments

$300MM+ in system-wide sales

SCALABLE PLATFORM BUILT FOR GROWTH

Developed robust, comprehensive, management platform and systems platform to support (i) expansion of its existing brands and (ii) efficient acquisition and integration of additional brands & concepts

- Public relations
- Site selection analysis
- Restaurant design
- Marketing & advertising
- Staff training
- Digital & media strategy
- Supply chain assistance
- Financial planning
- Operational oversight & support

Scalable platform = synergistically incorporate new concepts w/ minimal incremental overhead

STRONG PIPELINE OF COMMITTED UNITS

Worldwide Store Count[1]



1,200
1,000
800
600
400
200
0
316[3]
297[2]
134
189
373
1,000+
FAT BRANDS
SHAKE SHACK
the Habit BURGER GRILL
smashburger
FIVE GUYS BURGERS and FRIES
Total Units Open
Total Committed Units

(1) Source: Publicly available SEC filings and company website's. FAT as of 6/25/17. Shake Shack as of 6/28/17. Habit as of 6/27/17. Smashburger as of 9/9/17. Five Guys as of 2016.
(2) Includes Ponderosa & Bonanza Steakhouses, Fatburger's, Buffalo's Cafe's and co-branded Fatburger's / Buffalo's Express's.
(3) Includes Fatburger's, Buffalo's Cafe's and co-branded Fatburger's / Buffalo's Express's.

GROWTH OPPORTUNITIES

FAT Brands continues to expand its pipeline

- 50 unit exclusive development deal in Texas
- 15 unit development deal in UK
- Announced deal to develop first unit in Japan (Tokyo)

Market	Number of Franchisees[1]	Total Operating Units[1]	Total Committed Units[2]	Total Remaining Units[2]
North America	116	239	140	126
International	33	58	176	147
Global Total	149	297	316	273

(1) As of 6/25/17. Includes Ponderosa & Bonanza Steakhouses, Fatburger, Buffalo's Cafe and co-branded Fatburger / Buffalo's Express.
(2) As of 6/25/17. Includes only Fatburger, Buffalo's Cafe and co-branded Fatburger / Buffalo's Express.

FUTURE ACQUISITIONS

FAT Brands seeks concepts with the following characteristics:

- Asset-light, established and widely recognized franchisors
- Steady cash flows
- Track records of long-term, sustainable operating performance
- Strong relationships with franchisees
- Geographic diversification and expansion opportunity

Develop portfolio and franchisee network by co-branding and cross-selling concepts

INTEGRATION STRATEGY

Acquire concepts at 6.0x-8.0x 12-month leading cash flow, obtain post-acquisition net multiple of 4.0x-5.0x

- Immediately reduce corporate overhead, specifically in the legal, accounting, finance and HR departments
- Increase concepts top line sales by providing support through management systems platform and access to existing global franchisee network

Unique ability to acquire brands at a discount to market by immediately reducing fixed cost

NATIVE MOBILE APPLICATION

Developed native mobile applications[1], allowing customers to:

- Find locations
- Order ahead
- Pay with their mobile devices
- Join brand email clubs & earn rewards


Food
FATBURGER
FATBURGER
Your order is prepared.

(1) FAT Brands intends to launch these programs in Q4 2017 and Q1 2018.

3RD PARTY DELIVERY

Partnered w/ leading 3rd party delivery service providers, reaching new customers and driving additional revenues


9720 Wilshire Blvd
UBER
EATS
Popular near you
Because you ordered from Sweetfin - West 3rd

UberEATS


Burger

Postmates


Restaurants
Fatburger

GrubHub

HISTORICAL PROFITABILITY

Total EBITDA & EBITDA Margin[1,2]


$8.5MM
$8.0MM
$7.5MM
$7.0MM
$6.5MM
$6.0MM
$5.5MM
60.0%
55.0%
50.0%
45.0%
40.0%
42.2%
$5.8MM
54.6%
$7.4MM
58.1%
$8.0MM
58.9%
$8.2MM
FY 2013
FY 2014
FY 2015
FY 2016
EBITDA
EBITDA Margin

(1) Includes Ponderosa Steakhouse, Bonanza Steakhouse, Fatburger, Buffalo's Cafe and co-branded Fatburger / Buffalo's Express locations for each period.
(2) Results for FY 2013 – LTM 6/25/17 are un-audited and therefore subject to change.

EXPERIENCED MANAGEMENT TEAM

Executive Management Team

Andrew Wiederhorn | President & CEO
Founder of Fog Cutter Capital, Wilshire Financial Services Group

Donald Berchtold | President & COO Fatburger Brand
Fog Cutter Capital, Wilshire Financial Services Group

Gregg Nettleton | President & COO Buffalo's Brand
GBS Enterprises, TransX Systems, Black Angus Steakhouses, IHOP

Ron Roe | Chief Financial Officer
Fog Cutter Capital, Piper Jaffray

Thayer Wiederhorn | Chief Marketing Officer
10+ years w/ Fog Cutter Capital, Fatburger & Buffalo's Cafe / Express

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital, Fatburger & Buffalo's Cafe / Express

Board of Directors

Edward Rensi | Nominee for Chairman of Board
President & CEO McDonald's USA, CEO Famous Dave's of America

Marc Holtzman | Director Nominee
CEO Kazkommertsbank, TeleTech, BOD FTI Consulting, EVP Barclays Capital, ABN AMRO, Salomon Brothers

James Neuhauser, CFA | Director
Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial, Bank of New England

Jeffrey Lotman | Director Nominee
CEO Global Icons, COO Keystone Foods

Squire Junger, CPA | Director Nominee
Co-Founder Insight Consulting, Partner Arthur Andersen

Silvia Kessel | Director Nominee
SVP & CFO Metromedia Co, LDDS Communications, Orion Pictures, AboveNet, Board of Governors Major League Soccer

CONTACT INFORMATION

TRIPOINT GLOBAL EQUITIES, LLC
MEMBER: FINRA/SIPC

BANQ

Sales@TPGlobal.com
(917) 512-0820

www.banq.co/listings/fat